Exhibit  10.7.1

FORM OF RSU AGREEMENT

STORM CAT ENERGY CORPORATION
RESTRICTED SHARE UNIT PLAN — RSU AGREEMENT

This RSU Agreement is entered into between Storm Cat Energy Corporation (the “Company”) and the Eligible Person named below, pursuant to the Company’s Restricted Share Unit Plan (the “Plan”), a copy of which is attached hereto, and confirms that:

1. on ____________________ (the “Grant Date”);

2. ____________________________(the “Eligible Person”);

3. was granted _________________ Restricted Share Units (the “RSUs”), in accordance with the terms of the Plan;

4. the RSUs will vest as follows:

Number of RSUs	Vesting On

all on the terms and subject to the conditions set out in the Plan.

By signing this agreement, the Participant:

(a) acknowledges that he or she has read and understands the Plan, agrees with the terms and conditions thereof which shall be deemed to be incorporated into and form part of this RSU Agreement (subject to any specific variations contained in this RSU Agreement);

(b) acknowledges that he or she will be solely responsible for paying any applicable withholding taxes arising from the grant or vesting of any RSU, as provided in Section 4.10 of the Plan;

(c) where allowed by applicable legislation, agrees to assume any employer’s social security contributions due upon the grant or vesting of any RSU;

(d) agrees that an RSU does not carry any voting rights;

(e) acknowledges that the value of the RSUs granted herein is in C$ denomination, and such value is not guaranteed;

(f) recognises that the value of an RSU upon delivery is subject to stock market fluctuations; and

(g) recognises that, at the sole discretion of the Company, the Plan can be administered by a designee of the Company by virtue of paragraph 3.2(h) and any communication from or to the designee shall be deemed to be from or to the Company.

IN WITNESS WHEREOF the Company and the Eligible Person have executed this RSU Agreement as of __________________.

STORM CAT ENERGY CORPORATION

By:
Name:
Title:

By:
Name:
Title:

Name of Eligible Person

Signature of Eligible Person

Note to Plan Participants
This Agreement must be signed where indicated and returned to the Company within 30 days of receipt.

Failure to acknowledge acceptance of this grant will result in the cancellation of your RSUs.